                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 30, 2008

                              PIVX SOLUTIONS, INC.
               (Exact Name of Registrant as Specified in Charter)

           NEVADA                  000-33625                     87-0618509
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

                    PO Box 335, Dargaville, New Zealand 0340
               (Address of principal executive offices) (Zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (949) 903-3368

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers;


On June 30, 2008, a director of the Company, Tydus Richards, submitted his resignation, effective as of June 30, 2008.

Also on June 30, 2008, the Board of Directors affirmed the prior election of Jason Coombs to the positions of Chairman of the Board of Directors, President, Secretary, Chief Financial Officer, and Chief Executive Officer of the company.


Item 9.01(d) Financial Statements and Exhibits.

Exhibit 1. Tydus Richards Resignation and Settlement Agreement on June 30, 2008.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 30, 2008

                                   PivX Solutions, Inc.

                                   By: /s/ Jason Coombs
                                       -------------------------------------
                                       Jason Coombs, Chief Executive Officer
                                       Chief Financial Officer and Secretary

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EXHIBIT 1

SETTLEMENT AGREEMENT

This Settlement Agreement ("Agreement") effective as of June 30, 2008, is entered into by and between PivX Solutions, Inc., a Nevada corporation ("PivX") and Tydus Richards and Lotus Fund, Inc., a Washington corporation.

RECITALS

WHEREAS, Tydus Richards has served as a director of PivX since April 5, 2005;

WHEREAS, Tydus Richards was previously CEO and President of PivX from April 21, 2005 until his resignation on June 23, 2006;

WHEREAS, Tydus Richards has elected to resign as a director effective June 30, 2008;

WHEREAS, Tydus Richards and Lotus Fund have, individually and collectively, provided funding to PivX on a periodic basis since 2004, including by way of payments made directly to PivX creditors, directors, officers, and affiliates without a written agreement establishing that such funding was intended to be part of any single or ongoing investment in PivX or to the effect of creating a contractual liability due and payable by PivX, or any director, officer, or affiliate, but instead provided such financial support purely in a spirit of goodwill and generosity to ensure long-term viability of PivX;

WHEREAS, the PivX Board of Directors desires to ensure that Tydus Richards and Lotus Fund receive a fair and conclusive settlement of any and all claims or liabilities outstanding as of this date, and to affirm that neither PivX nor any of its directors, officers, or affiliates, past or present, will have any liability of any kind to Tydus Richards or to Lotus Fund resulting from any prior act as an affiliate, director, or officer, or resulting from any prior payment, gift, or other form of value provided to them by Tydus Richards or by Lotus Fund, dating back to 2004;

WHEREAS, Tydus Richards and Lotus Fund also wish to settle any and all claims and liabilities presently owing or outstanding as a result of any prior act as an affiliate, director, or officer in order that the final resignation of Tydus Richards as a director of PivX will not leave any material issue unresolved, and will result in a settlement payment being made by PivX commensurate with the value that Tydus Richards and Lotus Fund have voluntarily provided in good faith since 2004;

NOW, THEREFORE, in consideration of the promises and mutual covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

AGREEMENT

1.	Prior Agreements Terminated, Resignation of Tydus Richards

	Tydus Richards will resign as director of PivX, affirming his past resignation of all other titles.

	All prior Agreements or contracts, written or verbal, express or implied, are hereby terminated by Agreement of the parties. This includes, but is not limited to, that certain Consulting Agreement dated August 16, 2004 by and between PivX and Lotus Fund Inc, a Washington Corporation, and any employment agreement PivX and Tydus Richards might have entered into, either written or verbal, whether express or implied.

2.	Satisfaction of Promissory Notes, Other Debts

	PivX hereby agrees to issue six million five hundred thousand (6,500,000) shares of Common Stock to Lotus Fund as consideration in settlement of all outstanding obligations, and in exchange for Tydus Richards and Lotus Fund executing this Agreement coincident with Tydus Richards' resignation.

	All prior Promissory Notes between PivX and Tydus Richards or Lotus Fund which may still be in force are hereby deemed satisfied by execution of this Agreement. This includes, but is not limited to, that certain Convertible Promissory Note dated January 26, 2005 in the amount of $115,000.00 plus that certain Secured Convertible Bridge Note dated October 31, 2007 in the amount of $100,000.00 and any Note payable for deferred compensation or any other debt owed to Tydus Richards or to Lotus Fund whether documented by promissory note or not.

3.	Warrants and Options

	All Warrants or Options promised to Tydus Richards or Lotus Fund that have not yet been issued pursuant to any prior Agreement or contract are hereby null and void. All Warrants or Options that have already been issued will continue to enjoy their respective terms and conditions.

	Tydus Richards and Lotus Fund are hereby given written notice that PivX underwent a change of control during 2006 and this Trigger Event invoked certain provisions of certain Agreements or contracts, including but not limited to that certain Consulting Agreement dated August 16, 2004, which may have required PivX to provide written notice to exercise the Warrants or Options subject to such Trigger Event. Tydus Richards and Lotus Fund are hereby given 30 days in which to exercise said Warrants or Options or else those issued Warrants or Options, and any others likewise subject to such exercise Trigger Event, will subsequently become null and void.

4.	Indemnification; Release and Hold Harmless.

4.1	By Company.  PivX hereby releases any and all claims on Tydus
Richards or Lotus Fund, and further PivX agrees to defend, indemnify and hold harmless Tydus Richards and Lotus Fund from and against any claims or litigation including any damages, liability, cost and reasonable attorney's fees as incurred with respect thereto and from any liability whatsoever resulting from any prior act as an affiliate, director, or officer of PivX, excluding any such liability resulting from actions for which indemnification cannot be afforded by law.

4.2	By Lotus Fund and Tydus Richards.    Tydus Richards and Lotus
Fund hereby release any and all claims on PivX or its directors, officers and affiliates (and their respective employees, directors, officers and representatives) and further Tydus Richards and Lotus Fund agree to hold harmless PivX and its directors, officers and affiliates (and their respective employees, directors, officers and representatives) from any liability whatsoever resulting from any prior act as an affiliate, director, or officer of PivX.

5.	Choice of Law, Jurisdiction and Venue.  This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of California. The parties agree that Orange County, California will be the venue of any dispute and will have jurisdiction over all parties.

6.	Arbitration.  Any controversy or claim arising out of or
relating to this Agreement, or the alleged breach thereof, or relating to Counter-parties' activities or remuneration under this Agreement, shall be settled by binding arbitration in California, in accordance with the applicable rules of the American Arbitration Association, and judgment on the award rendered by the arbitrator(s) shall be binding on the parties and may be entered in any court having jurisdiction as provided by Paragraph 5 herein. The provisions of Title 9 of Part 3 of the California Code of Civil Procedure, including section 1283.05, and successor statutes, permitting expanded discovery proceedings shall be applicable to all disputes that are arbitrated under this paragraph.

7.	Severability.  If any term or provision of this Agreement is determined to be illegal, unenforceable, or invalid in whole or in part for any reason, such illegal, unenforceable, or invalid provision thereof shall be stricken from this Agreement, and such provision shall not affect the legality, enforceability, or validity of the remainder of this Agreement. If any provision or part thereof of this Agreement is stricken in accordance with the provisions of this section, then the stricken provision shall be replaced, to the extent possible, with a legal, enforceable, and valid provision that is as similar in tenor to the stricken provision as is legally possible.

8.	Complete Agreement.  This Agreement contains the entire
agreement of the parties relating to the subject matter hereof. This Agreement and its terms may not be changed orally but only by an agreement in writing signed by PivX and the Counter-parties.

AGREED TO:


"Company"

PIVX SOLUTIONS, INC.


Date: June 30, 2008

By: /s/ Jason Coombs
    -----------------
    Jason Coombs, CEO



"Counter-parties"

Lotus Fund, Inc. and Tydus Richards (as an individual)


Date: June 30, 2008

By: /s/ Tydus Richards
    -------------------
    Tydus Richards, on behalf of himself and Lotus Fund, Inc.